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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             January 24, 2006
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                            Twin Disc, Incorporated
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            (Exact name of registrant as specified in its charter)

Wisconsin                         1-7635                           39-0667110
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(State or other jurisdiction   (Commission file               (IRS Employer
          of incorporation)          number)                Identification No.)

 1328 Racine Street, Racine, Wisconsin                                 53403
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code               (262) 638-4000
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01	Other Events.

On January 24, 2006, Twin Disc., Inc., issued a press release announcing that its Board of Directors had authorized a two-for-one common stock split. Each shareholder of record at the close of business on March 10, 2006, will receive one additional share for every outstanding share held on the record date. The additional shares will be distributed in the form of a book entry on March 31, 2006, and trading will begin on a split-adjusted price on April 3, 2006. A copy of the press release is filed herewith as Exhibit 99.1, and is hereby incorporated in this Item 8.01 by reference.


Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Twin Disc, Incorporated, dated January 24, 2006

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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

January 24, 2006                            Twin Disc, Inc.

                                            /s/ Christopher J. Eperjesy
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                                            Christopher J. Eperjesy
					    VP-Finance, CFO and Secretary